UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2014

UNITED BANCORP, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-16540	34-1405357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 South 4th Street, Martins Ferry, Ohio	43935-0010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 633-0445

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 16, 2014, the date of the Company’s 2014 Annual Meeting of Shareholders (the “2014 Annual Meeting”), James W. Everson resigned from the Company’s Board of Directors pursuant to the terms of the mandatory retirement provisions contained in the United Bancorp, Inc. Corporate Governance Guidelines. Mr. Everson’s retirement from his positions as Chairman and Chief Executive Officer of the Company also became effective on that date, as well as his retirement from his positions as Chairman and as a member of the Board of Directors of the Company’s wholly-owned commercial bank subsidiary, The Citizens Savings Bank (the “Bank”). His retirement marks the end of a fifty-five year banking career that began as a student intern with the Bank in 1959. The respective retirements of James W. Everson from each of these positions were previously reported in an 8-K filed by the Company with the Securities Exchange Commission on February 13, 2014.

Following the conclusion of the 2014 Annual Meeting, the Company’s Board of Directors held its 2014 Organizational Meeting, at which meeting Director Richard L. Riesbeck, 64, assumed the position of Chairman of the Board of Directors of United Bancorp, Inc., as previously reported in the Company’s 8-K filed on February 13, 2014

The appointment of Scott A. Everson, 46, to the position of Chief Executive Officer of the Company also became effective as of April 16, 2014, as previously reported in the Company’s Form 8-K filed on February 13, 2014. Scott A. Everson now holds the positions of President and Chief Executive Officer of the Company and President and Chief Executive Officer of the Bank.

Item 5.07.	Submission of Matters to a Vote of Securities Holders.

The Annual Meeting of Shareholders of United Bancorp, Inc. was held on April 16, 2014. The only matters decided by a vote of the shareholders were:

1.	The election of the following Directors to a new term of office to serve until the next annual meeting of stockholders:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Scott A. Everson	2,990,855.84	64,729.71	1,451,515.40
Gary W. Glessner	3,003,019.44	52,566.12	1,451,515.40
John M. Hoopingarner	2,983,347.84	72,237.72	1,451,515.40
Samuel J. Jones	3,023,537.44	32,048.12	1,451,515.40
Terry A. McGhee	3,003,611.44	51,974.12	1,451,515.40
Richard L. Riesbeck	2,989,560.40	66,025.16	1,451,515.40
Matthew C. Thomas	3,023,100.40	32,485.16	1,451,515.40

2.	The ratification of the Audit Committee’s appointment of BKD, LLP to serve as the Company’s Independent Registered Public Accounting Firm for the 2014 fiscal year.

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
4,481,928.16	5,855.85	19,316.94	0.00

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2013	UNITED BANCORP, INC.

/s/ Randall M. Greenwood
Randall M. Greenwood
Senior Vice President and
Chief Financial Officer